EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER OF MISCOR GROUP, LTD. PURSUANT

TO 18 U.S.C. SECTION 1540

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of MISCOR Group, Ltd. (the “Company”) for the year ended December 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company, hereby certified, pursuant to 18 U.S.C. 1540, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 15, 2013

/s/ Marc Valentin
Name:	Marc Valentin, CPA, CGMA
Title:	Chief Accounting Officer
(Principal Financial Officer)